EXHIBIT 99.9

Powers of Attorney

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: 9/13/94                          Thomas C. Sutton
                                        Chairman of the Board
                                        and Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: 1/3/95                           Glenn S. Schafer
                                        Director and President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: 9-13-94                             Edward Byrd
                                           Controller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: 9-15-94                            Harry G. Bubb
                                          Director and
                                          Chairman Emeritus

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: 9/13/94                           Richard M. Ferry
                                         Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: 9-16-94                          Donald E. Guinn
                                        Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: 9/15/94                         Ignacio E. Lozano, Jr.
                                       Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: 9-14-94                          Charles A. Lynch
                                        Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: Sept 14, 1994                     Dr. Allen W. Mathies, Jr.
                                         Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: Sept 15, 1994                      Charles D. Miller
                                          Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: 9/15/94                           Donn B. Miller
                                         Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: 6/23/95                             J. Fernando Niebla
                                           Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: Sept 14, 1994                    Susan Westerberg Prager
                                        Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: Sept. 14, 1994                     James R. Ukropina
                                          Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Mutual Life Insurance Company and Separate Account A of Pacific Mutual Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: Sept. 26, 1994                        Raymond L. Watson
                                             Director